UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 19, 2008

APPLIED WELLNESS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-32321	88-0440989
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7710 Balboa Ave, Suite 323, San Diego, CA		92111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	866-522-5262

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2008, Dr. Richard Amy, resigned as President, Chief Executive Officer and Secretary as well as resign from the board of directors of Applied Wellness Corporation (the “Company”).

On August 19, 2008, James W. Fuller, resigned from the board of directors of the Company.

On August 19, 2008, Peter Umbrianna, Jr., resigned from the board of directors of the Company.

On August 19, 2008 Henry Val was appointed as the Chief Executive Officer, President, and Secretary.

Item 9.01  Financial Statements and Exhibits with an Exhibit List

1.	Resignation letters of Dr. Richard Amy, James W. Fuller and Peter Umbrianna, Jr.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2008	Applied Wellness Corporation.

	By:	/s/ Henry Val
Henry Val
Chief Executive Officer